Prepayments, Other Receivables and Other Assets	6 Months Ended
Jun. 30, 2023
Disclosure Of Prepayments Other Receivables And Other Assets [Abstract]
Prepayments, Other Receivables and Other Assets	PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS

	June 30, 2023	December 31, 2022
	US$’000 (Unaudited)	US$’000
Interest receivable	—	1,517
Other receivables	46,685	41,324
Lease receivables	96	188
Income tax refund	1,003	1,003
VAT recoverable	47	1,396
Prepayments	18,742	16,327
Total	66,573	61,755
None of the above assets are either past due or impaired. The financial assets included in the above balances relate to receivables for which there was no recent history of default. The Company estimated that the expected credit loss for the above receivables as at June 30, 2023 and December 31, 2022 is insignificant.